LEGEND

"THE WARRANT REPRESENTED BY THIS AGREEMENT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MUST BE HELD INDEFINITELY UNLESS REGISTERED UNDER SUCH ACT OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."


             WARRANT AND WARRANT AGREEMENT TO PURCHASE COMMON STOCK
                                       OF
                             OBJECTSOFT CORPORATION

THESE SECURITIES AND THE SECURITIES ISSUABLE UPON THEIR EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED UNLESS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT, A "NO ACTION" LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION WITH RESPECT TO SUCH TRANSFER, A TRANSFER MEETING THE REQUIREMENTS OF RULE 144 OF THE SECURITIES AND EXCHANGE COMMISSION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY SUCH TRANSFER IS EXEMPT FROM SUCH REGISTRATION.

           ObjectSoft Corporation (the "Company") has agreed to issue to _____________ ("Holder") this warrant to acquire shares ____ _________ (_____)
of the common stock of the Company, par value $.001 per share (the "Common Stock"), pursuant to the terms provided in this Warrant and Warrant Agreement. (The Warrant and Warrant Agreement set forth below is hereafter referred to as the "Warrant".)

           Accordingly, the Company and the Holder agree as follows:

           1. ISSUANCE. The Company hereby issues to the Holder the right to purchase, subject to the provisions of this Warrant, _____ _______
(________) shares of the Common Stock, at a price of $2.00 per share, as adjusted in accordance with the terms hereof, at any time during the period from the date of this Warrant through and including 3:30 P.M., New York City time, on _________ __, 199_ [extended to November 29, 1996] (the "Exercise Period") at which time this Warrant shall expire and become void. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as herein set forth. The shares of Common Stock deliverable pursuant to this Warrant as they may be adjusted from time to time are herein referred to as "Warrant Shares" and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is herein referred to as the "Exercise Price".

           2. EXERCISE OF WARRANTS. This Warrant may be exercised as a whole or in part at any time during the Exercise Period by presentation and surrender hereof to the Company at its executive offices with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price. If this Warrant is exercised in part, the Company will issue to the Holder a new warrant representing the right of the Holder to purchase the remaining number of Warrant Shares and otherwise on identical terms hereto.

           3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant.

           4. ASSIGNMENT OR LOSS OF WARRANT. This Warrant is not assignable or transferable without the written consent of the Company, except by operation of law. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

           5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein and in the Registration Rights and Shareholder Agreement.

           6.         PROTECTION AGAINST DILUTION.

                      6.1. If at any time and from time to time the Company shall (i) declare a dividend or make a distribution in shares of Common Stock,
(ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock or (iv) otherwise effect a recapitalization of such character that the shares of Common Stock shall be changed into or become exchangeable for a greater or lesser number of shares of Common Stock, then the Exercise Price in effect on the record date of such dividend or distribution or the effective date of such subdivision, combination or reclassification (individually an "Event" and collectively the "Events") shall be adjusted, or further adjusted, to a price (to the nearest cent) determined by multiplying (i) the Exercise Price in effect immediately prior to such Event by
(ii) a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Event. Upon each adjustment in the Exercise Price resulting from an Event, the number of Warrant Shares shall be adjusted (to the nearest one-thousandth share) by multiplying (i) the number of Warrant Shares for which the Warrant was exercisable immediately prior to such Event by (ii) a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to such Event, and the denominator of which shall be the Exercise Price in effect immediately after such Event. Notice of each such adjustment and each such readjustment shall be forthwith mailed to the Holder setting forth such adjustments or readjustments and the facts and calculations thereof in reasonable detail. Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon the conversion thereof.

                      6.2. In case: (i) a distribution in the form of stock or other securities of any other corporation or other entity shall be made or paid by the Company on, or with respect to, the then outstanding shares of Common Stock, (ii) the Company shall effect a recapitalization of such character that the shares of Common Stock will be changed into or become exchangeable for shares of Common Stock with a different par value or no par value, (iii) the Company (or a successor corporation) shall be consolidated or merged with or into another corporation or entity or shall sell, lease or convey all or substantially all of its assets in exchange for stock or property (including cash) with the view of distributing such stock or property to its shareholders, or (iv) the Board of Directors of the Company shall declare any dividend or other distribution in cash or any evidence of the Company's indebtedness (other than convertible securities) with respect to the shares of Common Stock, each share of Common Stock issuable upon exercise of this Warrant shall be replaced by, and/or shall include, as the case may be, for the purposes hereof, the stock, property, cash or evidence of indebtedness issued or distributed in respect of each share of Common Stock upon such recapitalization, reclassification, merger, sale, lease, conveyance or distribution as the Holder would have been entitled to had the Holder exercised this Warrant immediately prior to any such occurrence, and adequate provision to that effect shall be made at the time thereof.

           6.3.       In case:

                      6.3.1. of any classification, reclassification or other reorganization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, or the sale, lease or conveyance of all or substantially all of the assets of the Company; or

                      6.3.2. of the voluntary or involuntary dissolution, liquidation or winding up of the Company; then, and in any such case, the Company shall mail to the Holder, at least 15 days prior thereto, a notice stating the date or expected date on which a record is to be taken. Such notice shall also specify the date or expected date, if any is to be fixed, as of which holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such classification, reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation, winding up or any other appropriate action, as the case may be.

           7. TRANSFER TO COMPLY WITH THE SECURITIES ACT. This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act. Each certificate for the Warrant the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

           8. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:

                      (i)        if to the Company, to:

                                 ObjectSoft Corporation
                                 50 East Palisade Avenue
                                 Suite 411
                                 Englewood, New Jersey 07631

                      (ii)       if to the Holder, to:





Any party may be notice given in accordance with this Section to the other parties designate another address or person for receipt of notices hereunder.

           9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.

           10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

           11. COUNTERPARTS. This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

           12. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the ___ day of _________, 199_.

                                             OBJECTSOFT CORPORATION



                                             By:________________________________
                                                 David E.Y. Sarna
                                                 Chairman of the Board


                             SUBSCRIPTION AGREEMENT
                  (To be signed only upon exercise of Warrant)

To OBJECTSOFT CORPORATION:

           The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________ 1 shares of Common Stock of OBJECTSOFT CORPORATION and herewith makes payment of $ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to,____________________ , whose address is __________________________





Dated: _____________, 19_                ______________________________
                                         (Signature must conform in all respects
                                         to name of holder as specified on the
                                         face of the Warrant)


                                         ______________________________
                                                  (Address)


----------------------

1 Insert here the number of shares called for on the face of the Warrant (or, in the case of a partial exercise, the portion thereof as to which the Warrant is being exercised) , in either case without making any adjustment for additional Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.